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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) January 14, 2002
                                                 ----------------

                        TeraForce Technology Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                          0-11630               76-0471342
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

1240 East Campbell Road, Richardson, Texas                       75081
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code     (469) 330-4960
                                                   -------------------------



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On January 14, 2002, TeraForce Technology Corporation (the "Company") and its wholly-owned subsidiary, DNA Enterprises, Inc. ("DNA") entered into an Asset Purchase Agreement with Flextronics Design S.D., Inc., a unit of Flextronics International, Ltd. ("Flextronics") whereby Flextronics acquired the design services business conducted by DNA. Concurrently, the Company and Flextronics entered into a Design/Engineering Services Agreement.

         Under the Asset Purchase Agreement Flextronics acquired the assets related to DNA's design services business, including tangible assets, software, contracts and customer lists. Consideration for the assets amounted to $2,800,000, consisting of $1,800,000 in cash and a hold-back of $1,000,000 to be applied against amounts related to the Design/Engineering Services Agreement. Of the $1,800,000 cash amount, $140,000 will be retained by Flextronics as a hold-back against potential indemnity claims for a period of six months. As is customary in transactions of this nature, the Company and DNA have indemnified Flextronics for losses it may incur resulting from the breach of representations and warranties contained in the agreement.

         Concurrently with the completion of this transaction 25 of DNA's design engineers became employees of Flextronics. The balance of DNA's technical engineering staff has been terminated and DNA no longer provides engineering design services.

         Pursuant to the Design/Engineering Services Agreement, Flextronics will provide the Company with design services at a discounted rate for a predetermined number of hours. The Company has agreed to purchase not less than $1,000,000 worth of such services during a 12 month period following the closing of the transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information

         Pro forma financial information reflecting the effect of the transaction described in Item 2. above will be filed within 60 days of the required filing date for this report on Form 8-K.

     (c) Exhibits:

         Exhibit           Description of Exhibit
         ---------------------------------------------------------------------
         10.1     Asset Purchase Agreement
         10.2     Design/Engineering Services Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TeraForce Technology Corporation
                                              --------------------------------
                                                         (Registrant)

Date: January 14, 2002                        By: /s/ Herman M. Frietsch
      ----------------                           -----------------------------
                                                          (Signature)
                                                 Herman M. Frietsch
                                                 Chairman of the Board and CEO



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
  10.1           Asset Purchase Agreement
  10.2           Design/Engineering Services Agreement